UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2011

TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification Number)
Incorporation)

80 Pine Street, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
NONE

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2
EX-99.3

Item 8.01. Other Events.
     Transatlantic Holdings, Inc. (“Transatlantic” or the “Company”) previously filed certain investor presentation slides on June 13, 2011 (the “June 13 Slides”) and July 25, 2011 (the “July 25 Slides”) with the U.S. Securities and Exchange Commission (“SEC”) pursuant to Rule 425 under the Securities Act of 1933, as amended (“Rule 425”), and in connection with the Company’s previously announced merger agreement with Allied World Assurance Company Holdings, AG (“Allied World”) and the unsolicited exchange offer from Validus Holdings, Ltd. Page 13 from the June 13 Slides and page 9 from the July 25 Slides have been revised by the Company and are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.
     On August 1, 2011, the Company filed additional investor presentation slides pursuant to Rule 425, which have been revised by the Company and are attached hereto as Exhibit 99.3 and incorporated herein by reference.
     On August 19, 2011, the Company filed Amendment No. 3 (“Amendment 3”) to the Solicitation/Recommendation Statement on Schedule 14D-9 originally filed by the Company on July 28, 2011 (the “Statement”). A copy of Amendment 3 is attached hereto as Exhibit 99.6 and is incorporated herein by reference. Attached as Exhibits 99.4 and 99.5 are Amendment No. 1 and Amendment No. 2 to the Statement, respectively, which are also incorporated herein by reference.
     The Transatlantic board of directors reaffirms its recommendation of, and declaration of advisability with respect to, the merger agreement with Allied World.
Additional Information about the Proposed Merger with Allied World and Where to Find It
     Allied World has filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of Transatlantic and Allied World that also constitutes a prospectus of Allied World in connection with a proposed merger between Transatlantic and Allied World. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Transatlantic or Allied World may file with the SEC or send to their stockholders in connection with the proposed merger. Investors and security holders are urged to read the registration statement on Form S-4, including the preliminary joint proxy statement/prospectus filed and other relevant documents that will be filed with the SEC (including the definitive joint proxy statement/prospectus), as they become available because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com ; or by contacting Allied World’s Corporate Secretary, attn.: Wesley D. Dupont, at Allied World Assurance Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com . This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
Additional Information About the Validus Exchange Offer
     This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. In response to the exchange offer commenced by Validus, Transatlantic has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Investors and security holders are urged to read the Solicitation/Recommendation Statement on Schedule 14D-9 because it contains important information about the Validus exchange offer. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com .
Participants in the Solicitation
     Transatlantic, Allied World and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011

Annual Meeting of Stockholders and the preliminary joint proxy statement/prospectus on Form S-4/A related to the proposed merger, which was filed by Allied World with the SEC on August 17, 2011. Information about Allied World’s directors and executive officers is available in Allied World’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Shareholders and the preliminary joint proxy statement/prospectus on Form S-4/A related to the proposed merger, which was filed with the SEC on August 17, 2011. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, to the extent applicable, will be contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions.
Cautionary Note Regarding Forward-Looking Statements
     This communication contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, these forward-looking statements could be affected by the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain Transatlantic’s or Allied World’s stockholder approval or the failure to satisfy other conditions to completion of the proposed merger with Allied World, including receipt of regulatory approvals; risks that the proposed merger disrupts current plans and operations; risks that the unsolicited Validus exchange offer and/or National Indemnity proposal disrupts current plans and operations, including the proposed merger; the ability to retain key personnel; the ability to recognize the benefits of the proposed merger; the amount of the costs, fees, expenses and charges related to the proposed merger and the Validus exchange offer and the National Indemnity proposal; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of loss reserves; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors; and other risks detailed in the “Cautionary Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of Transatlantic’s Form 10-K and other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Transatlantic is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Revised page 13 of June 13, 2011 presentation.

99.2	Revised page 9 of July 25, 2011 presentation.

99.3	Revised August 1, 2011 presentation.

99.4	Amendment 1 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on August 9, 2011).

99.5	Amendment 2 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on August 15, 2011).

99.6	Amendment 3 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on August 19, 2011).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Senior Vice President and General Counsel

Date: August 19, 2011

Exhibit Index

Exhibit No.	Description
99.1	Revised page 13 of June 13, 2011 presentation.

99.2	Revised page 9 of July 25, 2011 presentation.

99.3	Revised August 1, 2011 presentation.

99.4	Amendment 1 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on August 9, 2011).

99.5	Amendment 2 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on August 15, 2011).

99.6	Amendment 3 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on August 19, 2011).